                                                                    EXHIBIT 3.58


[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
                                          societes par actions]

FORM 1                                    [FORMULE 1]
ARTICLES OF INCORPORATION                 [STATUTS CONSTITUTIFS]
(SECTION 6)                               [(ARTICLE 6)]

1- Name of corporation                    [Denomination de la societe]

3722449 CANADA LIMITED

2- The place in Canada where the registered office is to be [Lieu au Canada ou doit etre situe le siege social]

City of Toronto
Province of Ontario

3- The classes and any maximum number of shares that the corporation is authorized to issue
[Categories et tout nombre maximal d'actions que la societe est autorisee a emettre]

An unlimited number of common shares

4- Restrictions, if any, on share transfers
[Restrictions sur le transfert des actions, s'il y a lieu]

The transfer of shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares without either:

(a) the approval of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors; or

(b) the approval of the holders of at least a majority of shares of the Corporation entitling the holders thereof to vote in all circumstances other than holders of shares who are entitled to vote separately as a class) for the time being outstanding expressed by a resolution passed a meeting of the holders of such shares or by an instrument or instruments in writing signed by the holders of a majority of such shares.

5- Number (or minimum and maximum number) of directors
[Nombre (ou nombre minimal et maximal) d'administrateurs]

Minimum of one (1); Maximum of ten (10)

6- Restrictions, if any, on business the corporation may carry on [Limites imposees a l'activite commerciale de la societe, s'il y a lieu]

Not applicable

7- Other provisions if any
[Autres dispositions s'il y a lieu]

The annexed Schedule A is incorporated in this form.

8- Incorporators - [Fondateurs]

Name(s) - [Nom(s)]

Jean D. DuGuay

Address (include postal code) - [Adresse (inclure le code postal)]

67 Sixth Street
Etobicoke, Ontario, M8V 3A1

Signature

/s/ Jean D. DuGuay

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Corporation No. - [N(degree) de la societe]

372244-9

Filed - [Deposee]

Feb [Feb] 22 2000

Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 4                                    [FORMULE 4]
ARTICLES OF AMENDMENT                     [CLAUSES MODIFICATRICES]
(SECTION 27 OR 177)                       [(ARTICLES 27 OU 177)]

1- Name of corporation                    [Denomination de la societe]

3722449 CANADA LIMITED

2- Corporation No.
[N(degree) de la societe]

372244-9

3- The articles of the above-named corporation are amended as follows:
[Les statuts de le societe mentionnee ci-dessus sont modifies de la facon suivante:]

to change the place in Canada where the registered is to be from the City of Toronto, Province of Ontario to the City of Winnipeg, in the Province of Manitoba.

Date

July 19, 2001

Signature

/s/ __________

Title - [Titre]

Director

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Filed - [Deposee]

SEP 24 2001

[Canadian Flag]

Canada

DSG 01/2000

[Upside Down Fax Information]

[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 4                                    [FORMULE 4]
ARTICLES OF AMENDMENT                     [CLAUSES MODIFICATRICES]
(SECTION 27 OR 177)                       [(ARTICLES 27 OU 177)]

1- Name of corporation                   [Denomination de la societe]

3722449 CANADA LIMITED

2- Corporation No.
[N(degree) de la societe]

372244-9

3- The articles of the above-named corporation are amended as follows:
[Les statuts de le societe mentionnee ci-dessus sont modifies de la facon suivante:]

to change the name of the Corporation from 3722449 Canada Limited to Global Television Specialty Networks Inc.

Date

September 28, 2001

Signature

/s/ Pamela A. Harrod

Title - [Titre]

Secretary

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Filed - [Deposee]

_______________

[Canadian Flag]

Canada

DSG 01/2000